                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           July 22, 2004







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      1-12084                    34-1559357
(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             identification No.)
          300 Madison Avenue
             Toledo, Ohio                                           43604
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

         On July 22, 2004, Libbey Inc. issued a press release announcing financial results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                                      LIBBEY INC.
                                      Registrant





Date:    July 22, 2004                   By: /s/ Scott M. Sellick
     -----------------------------           ---------------------------
                                         Scott M. Sellick
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.           Description                                     Page No.
-----------           -----------                                     --------

   99.1               Text of press release dated July 22, 2004         E-1